WORLDWIDE
                                                           DOLLARVEST
                                                           FUND, INC.

                                [GRAPHIC OMITTED]

                                                  STRATEGIC
                                                           Performance

                                                           Semi-Annual Report
                                                           May 31, 2000

                         WORLDWIDE DOLLARVEST FUND, INC.

The Benefits and Risks of Leveraging

The Fund is authorized to utilize leverage in an amount up to 33 1/3% of the Fund's total assets (including the amount obtained from the leverage).

The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) will be invested in the higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield. Should the differential between the underlying interest rates narrow, the incremental yield "pick up" will be reduced. Furthermore, if long-term interest rates rise, the Common Stock net asset value will reflect the full decline in the entire portfolio holdings therefrom since the assets obtained from leverage do not fluctuate.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                                   Worldwide DollarVest Fund, Inc., May 31, 2000

DEAR SHAREHOLDER

Market Overview

During the six months ended May 31, 2000, the markets in which the Fund invests gave investors upward momentum, disappointment and another taste of hope as the period ended. A generally optimistic view of global recovery early in the year was cut short in April. The continued volatility in US equity markets and expectations of further Federal Reserve Board interest rate increases spilled over to the emerging markets and put further pressure on an already sagging high-yield market. At May 31, 2000, investors were comforted by the potential completion of the current Federal Reserve Board tightening cycle. For the six-month period ended May 31, 2000, the Fund's blended benchmark had a total return of +5.34%, with the unmanaged JP Morgan Emerging Markets (EMBI+) Index component up 8.5%, offset by a lagging CS First Boston Global High Yield Index that was down 1.8%. Ten-year US Treasury issues gained 1.48% for the same six-month period.

Emerging Markets Outlook

During the past several months, there has been an improvement in emerging market economic fundamentals. Notable has been the upgrade of Mexico to investment grade by one of the major bond rating agencies, hope in Russia of resumed structural reform, improved public finances and reforms in Brazil, and a good start by the new Argentine government in dealing with its finances. We believe that continued improvements in some countries are likely. However, in Latin America, elections may preclude substantive improvement on the economic front for the next few months. Continued equity market volatility in the United States could dampen enthusiasm for emerging markets bonds as well. However, as investors become comfortable with the Federal Reserve Board's progress in slowing the US economy, the outlook for emerging markets bonds brightens. Sidelined cash in investors' hands could fuel an improved market if that scenario plays out. In either case, we believe that this asset class offers good long-term value.

High-Yield Outlook

Although we believe that the high-yield market represents good long-term value, the near-term outlook is much less optimistic. Market technicals, illiquidity and cash outflows continue to pressure bond prices, as does Federal Reserve Board monetary policy tightening. Investor reaction to negative earnings surprises has been to sell at any price. However, at 714 basis points (7.14%) by May 31, 2000, the yield spread of Treasury issues is historically wide, and the high-yield market's yield of 13.56% is generous.

Fund Performance and Investment Strategy

For the six months ended May 31, 2000, the total investment return on Worldwide DollarVest Fund, Inc.'s Common Stock was +3.83%, based on a change in the per share net asset value from $6.18 to $6.06, and assuming reinvestment of $0.307 per share income dividends. During the same period, the Fund earned $0.309 per share income dividends, representing a net annualized yield of 10.17%. The Fund's blended benchmark, which consists of a 70% weighting of the EMBI+ Index and a 30% weighting of the CS First Boston Global High Yield Index, posted a total return of +5.34% for the period. Relative to the benchmark, the Fund underperformed for the six months ended May 31, 2000.

During the six months ended May 31, 2000, our high-yield exposure was a drag on performance. The Fund held near 33% of its holdings in high-yield securities compared to 30% for the benchmark, as the high-yield market remained weak. Within the high-yield component, several positions experienced sharp price drops during the period because of negative news and earnings surprises. Our relative underweighting in Russia, a market outperformer, moderated gains from our emerging markets holdings. In light of improved potential for economic progress in Russia, we modestly increased exposure to that country.

Emerging markets exposure is broadly aligned with the country distribution of the benchmark EMBI+ Index, with modest overweighting or underweighting depending on our country outlooks. Among the large country exposures, the Fund is currently over weighted in Brazil and Mexico, slightly underweighted in Argentina and somewhat underweighted in Russia. The Fund was leveraged in the range of 12%-15% of total assets. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.) Toward the end of the period, we shifted our weighting from global bonds to Brady bonds in an effort to lessen the Fund's exposure to interest rate fluctuations, as global bonds generally exhibit more interest rate sensitivity.

In Conclusion

We thank you for your investment in Worldwide DollarVest Fund, Inc.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and Portfolio Manager

June 23, 2000

--------------------------------------------------------------------------------
On April 26, 2000, the Fund's Board of Directors approved a plan of reorganization, whereby Merrill Lynch Americas Income Fund, Inc. would acquire substantially all the assets and liabilities of the Fund in exchange for newly issued shares of Merrill Lynch Americas Income Fund, Inc. Merrill Lynch Americas Income Fund, Inc. is a registered, diversified, open-end management investment company, and is managed by Merrill Lynch Asset Management, L.P. (MLAM). The reorganization of the Fund and Merrill Lynch Americas Income Fund, Inc. is contingent upon the approval of a proposal to change the investment objective and investment policies of Merrill Lynch Americas Income Fund, Inc. Worldwide DollarVest Fund, Inc. is a non-diversified, closed-end management investment company, and is managed by Fund Asset Management, L.P., which is an affiliate of MLAM.
--------------------------------------------------------------------------------


                                     2 & 3

                                   Worldwide DollarVest Fund, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                                                                                                                            Percent
                                            Face                                         Interest   Maturity                 of Net
COUNTRY         Industry                   Amount             Bonds                        Rate       Date         Value    Assests
====================================================================================================================================
Brazil          Sovereign Government     US$ 450,000  Republic of Brazil                  11.625%   4/15/2004  $   444,375      1.1%
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Bonds in Brazil                                        444,375      1.1
====================================================================================================================================
Canada          Computer Services--          750,000  Celestica International              10.50   12/31/2006      774,375      2.0
                Electronics
                --------------------------------------------------------------------------------------------------------------------
                Paper & Forest               750,000  Doman Industries Limited              8.75    3/15/2004      618,750      1.6
                Products
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Bonds in Canada                                      1,393,125      3.6
====================================================================================================================================
Luxembourg      Wireless                     500,000  Millicom International
                Communications--                        Cellular SA                       15.931*   6/01/2006      425,000      1.1
                International
                Paging & Cellular
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Bonds in Luxembourg                                    425,000      1.1
====================================================================================================================================
Mexico          Banking--International     1,200,000  Bancomext Trust Division             11.25    5/30/2006    1,218,221      3.1
                --------------------------------------------------------------------------------------------------------------------
                Industrial                 1,000,000  Petroleos Mexicanos                   9.50    9/15/2027      910,000      2.3
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government       1,750,000  United Mexican States                8.625    3/12/2008    1,616,562      4.1
                Obligations                1,120,000  United Mexican States                 6.25   12/31/2019      893,200      2.3
                                                                                                                ----------     ----
                                                                                                                 2,509,762      6.4
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Bonds in Mexico                                      4,637,983     11.8
====================================================================================================================================
Netherlands     Financial Services           850,000  TPSA Finance BV (a)                   7.75   12/10/2008      800,696      2.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Bonds in the Netherlands                               800,696      2.0
====================================================================================================================================
Philippines     Sovereign Government         100,000  Republic of the Philippines          8.875    4/15/2008       88,000      0.2
                Obligations                  380,000  Republic of the Philippines          9.875    1/15/2019      300,200      0.8
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Bonds in the Philippines                               388,200      1.0
====================================================================================================================================
Russia          Sovereign Government       1,000,000  Russian Federation Bonds (a)         12.75    6/24/2028      771,250      2.0
                Obligations                  600,000  Russian Federation Bonds
                                                        (Regulation S)                     11.00    7/24/2018      409,500      1.0
                                           1,750,000  Russian Federation Bonds
                                                        (Regulation S)                     12.75    6/24/2028    1,349,687      3.4
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Bonds in Russia                                      2,530,437      6.4
====================================================================================================================================
Turkey          Sovereign Government         900,000  Republic of Turkey                  11.875    1/15/2030      934,182      2.4
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Bonds in Turkey                                        934,182      2.4
====================================================================================================================================
United Kingdom  Cable--International       1,500,000  Telewest Communications PLC          9.075*   4/15/2009      840,000      2.1
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Bonds in the United
                                                        Kingdom                                                    840,000      2.1
====================================================================================================================================
United States   Broadcasting--               750,000  Cumulus Media, Inc.                 10.375    7/01/2008      633,750      1.6
                Radio & Television
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                  1,000,000  Lyondell Chemical Company,
                                                        Series A                           9.625    5/01/2007      967,500      2.5
                --------------------------------------------------------------------------------------------------------------------
                Communications               500,000  Charter Communications Holdings
                                                        LLC                                 8.25    4/01/2007      426,250      1.1
                --------------------------------------------------------------------------------------------------------------------
                Consumer Products          1,000,000  Chattem, Inc., Series A              8.875    4/01/2008      847,500      2.2
                --------------------------------------------------------------------------------------------------------------------
                Energy                       500,000  Ocean Energy Inc., Series B          7.625    7/01/2005      468,750      1.2
                --------------------------------------------------------------------------------------------------------------------
                Financial Services           500,000  RBF Finance Company                  11.00    3/15/2006      531,250      1.3
                --------------------------------------------------------------------------------------------------------------------
                Gaming                       750,000  Venetian Casino/LV Sands             12.25   11/15/2004      727,500      1.8
                --------------------------------------------------------------------------------------------------------------------
                Health Services            1,250,000  Extendicare Health Services           9.35   12/15/2007      462,500      1.2
                                             500,000  Fresenius Medical Capital
                                                        Trust II                           7.875    2/01/2008      440,000      1.1
                                                                                                                ----------     ----
                                                                                                                   902,500      2.3
                --------------------------------------------------------------------------------------------------------------------
                Hotels                     1,000,000  HMH Properties, Inc., Series B       7.875    8/01/2008      855,000      2.2
                --------------------------------------------------------------------------------------------------------------------
                Industrial                 1,000,000  Metal Management Inc.                10.00    5/15/2008      660,000      1.7
                --------------------------------------------------------------------------------------------------------------------
                Metals & Mining              750,000  Kaiser Aluminum & Chemical Corp.     12.75    2/01/2003      697,500      1.8
                --------------------------------------------------------------------------------------------------------------------
                Real Estate                  500,000  Forest City Enterprises Inc.          8.50    3/15/2008      443,750      1.1
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications         1,375,000  Nextel Communications, Inc. (a)     11.477*   2/15/2008      965,937      2.5
                                           1,000,000  PSINet, Inc., Series B               10.00    2/15/2005      885,000      2.2
                                                                                                                ----------     ----
                                                                                                                 1,850,937      4.7
                --------------------------------------------------------------------------------------------------------------------
                Telephony--Competitive       750,000  Nextlink Communications Inc.          9.00    3/15/2008      667,500      1.7
                Local Exchange Carriers
                --------------------------------------------------------------------------------------------------------------------
                Wireless Communications      500,000  Spectrasite Holdings Inc. (a)        10.75    3/15/2010      488,750      1.2
                                             675,000  VoiceStream Wireless                10.375   11/15/2009      691,875      1.8
                                                                                                                ----------     ----
                                                                                                                 1,180,625      3.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Bonds in the United States                          11,860,312     30.2
====================================================================================================================================
                                                      Total Investments in Bonds
                                                        (Cost--$25,398,992)                                     24,254,310     61.7
====================================================================================================================================
                                                               Brady Bonds**
====================================================================================================================================
Argentina       Sovereign Government         480,000  Republic of Argentina                7.375+   3/31/2005      433,200      1.1
                Obligations                4,775,000  Republic of Argentina (c)             6.00    3/31/2023    3,157,469      8.0
                                           3,635,000  Republic of Argentina,
                                                        Discount (c)                       7.875+   3/31/2023    3,017,050      7.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Brady Bonds in Argentina                             6,607,719     16.8
====================================================================================================================================
Brazil          Sovereign Government       2,050,000  Brazil-DCB (c)                       7.438+   4/15/2012    1,458,062      3.7
                Obligations                  218,550  Republic of Brazil                   7.375+   4/15/2006      193,417      0.5
                                           2,475,134  Republic of Brazil 'C' (c)            8.00+   4/15/2014    1,735,688      4.4
                                           3,000,000  Republic of Brazil, Discount         7.375+   4/15/2024    2,253,750      5.7
                                           2,150,000  Republic of Brazil, Par Z             6.00+   4/15/2024    1,308,813      3.3
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Brady Bonds in Brazil                                6,949,730     17.6
====================================================================================================================================
Bulgaria        Sovereign Government         550,000  Republic of Bulgaria 'A',
                Obligations                             Front-Loaded Interest
                                                      Rate Reduction Bonds                  2.75+   7/28/2012      369,875      0.9
                                             550,000  Republic of Bulgaria, Discount 'A'   7.063+   7/28/2024      413,875      1.1
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Brady Bonds in Bulgaria                                783,750      2.0
====================================================================================================================================


                                     4 & 5

                                   Worldwide DollarVest Fund, Inc., May 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                                                                                                                             Percent
                                           Face                                          Interest   Maturity                  of Net
COUNTRY        Industry                   Amount               Brady Bonds**               Rate       Date         Value      Assets
====================================================================================================================================
Mexico         Sovereign Government    US$ 525,000  United Mexican States, Discount 'A'   4.188+%  12/31/2019  $   513,524      1.3%
               Obligations                 800,000  United Mexican States 'W-B'            6.25    12/31/2019      638,000      1.6
               ---------------------------------------------------------------------------------------------------------------------
                                                    Total Brady Bonds in Mexico                                  1,151,524      2.9
====================================================================================================================================
Nigeria        Sovereign Government        500,000  Central Bank of Nigeria 'WW'           6.25+   11/15/2020      240,000      0.6
               Obligations
               ---------------------------------------------------------------------------------------------------------------------
                                                    Total Brady Bonds in Nigeria                                   240,000      0.6
====================================================================================================================================
Panama         Sovereign Government        865,000  Republic of Panama, Interest
               Obligations                            Reduction Bonds                      4.25+    7/17/2014      657,400      1.7
               ---------------------------------------------------------------------------------------------------------------------
                                                    Total Brady Bonds in Panama                                    657,400      1.7
====================================================================================================================================
Peru           Sovereign Government        850,000  Republic of Peru, Front-Loaded
               Obligations                            Interest
                                                    Rate Reduction Bonds                   3.75+    3/07/2017      482,375      1.2
               ---------------------------------------------------------------------------------------------------------------------
                                                    Total Brady Bonds in Peru                                      482,375      1.2
====================================================================================================================================
Poland         Sovereign Government        180,000  Republic of Poland PDI                 6.00    10/27/2014      157,500      0.4
               Obligations
               ---------------------------------------------------------------------------------------------------------------------
                                                    Total Brady Bonds in Poland                                    157,500      0.4
====================================================================================================================================
Venezuela      Sovereign Government        761,900  Republic of Venezuela, DCB             7.00+   12/18/2007      599,044      1.5
               Obligations                 333,330  Republic of Venezuela, Front-Loaded
                                                      Interest  Rate Reduction Bonds      7.438+    3/31/2007      258,331      0.7
                                         1,350,000  Republic of Venezuela, Par 'A'         6.75     3/31/2020      901,125      2.3
               ---------------------------------------------------------------------------------------------------------------------
                                                    Total Brady Bonds in Venezuela                               1,758,500      4.5
====================================================================================================================================
                                                    Total Investments in Brady Bonds
                                                      (Cost--$18,616,229)                                       18,788,498     47.7
====================================================================================================================================
                                           Shares
                                            Held            Warrants & Rights
====================================================================================================================================
Mexico         Sovereign Government        807,000  United Mexican States (Value Recovery
               Obligations                            Rights) (e)                                                        0      0.0
               ---------------------------------------------------------------------------------------------------------------------
                                                    Total Rights in Mexico                                               0      0.0
====================================================================================================================================
Nigeria        Sovereign Government            500  Nigeria Oil (Warrants) (b)                                           0      0.0
               Obligations
               ---------------------------------------------------------------------------------------------------------------------
                                                    Total Warrants in Nigeria                                            0      0.0
====================================================================================================================================
Venezuela      Sovereign Government          6,750  Venezuela Oil Obligations
               Obligations                            (Rights) (d)                                                       0      0.0
               ---------------------------------------------------------------------------------------------------------------------
                                                    Total Rights in Venezuela                                            0      0.0
====================================================================================================================================
                                                    Total Investments in Warrants & Rights
                                                      (Cost--$0)                                                         0      0.0
====================================================================================================================================
                                          Face
                                         Amount         Short-Term Securities
====================================================================================================================================
United States  Commercial            US$ 1,582,000  General Motors Acceptance Corp.        6.81     6/01/2000    1,582,000      4.0
               Paper***
               ---------------------------------------------------------------------------------------------------------------------
                                                    Total Investments in Short-Term Securities
                                                      (Cost--$1,582,000)                                         1,582,000      4.0
====================================================================================================================================
               Total Investments (Cost--$45,597,221)                                                            44,624,808    113.4
               Liabilities in Excess of Other Assets                                                            (5,290,235)   (13.4)
                                                                                                               -----------    -----
               Net Assets                                                                                      $39,334,573    100.0%
                                                                                                               ===========    =====
====================================================================================================================================

+     Floating rate note.
* Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
** Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
(a) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(b) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(c) Security represents collateral in connection with reverse repurchase agreements.
(d)   The rights may be exercised until 4/15/2020.
(e)   The rights may be exercised until 6/30/2003.

      See Notes to Financial Statements.


                                     6 & 7

                                   Worldwide DollarVest Fund, Inc., May 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of May 31, 2000
==============================================================================================================================
Assets:       Investments, at value (identified cost--$45,597,221) ................................              $ 44,624,808
              Cash ................................................................................                    64,390
              Receivables:
                Securities sold ................................................................... $ 3,106,622
                Interest ..........................................................................   1,083,671     4,190,293
                                                                                                    -----------
              Prepaid expenses ....................................................................                    28,540
                                                                                                                 ------------
              Total assets ........................................................................                48,908,031
                                                                                                                 ------------
==============================================================================================================================
Liabilities:  Payables:
                Reverse repurchase agreements .....................................................   6,458,326
                Securities purchased ..............................................................   2,953,740
                Dividends to shareholders .........................................................      35,094
                Investment adviser ................................................................      17,871
                Interest on reverse repurchase agreements .........................................      10,010     9,475,041
                                                                                                    -----------
              Accrued expenses ....................................................................                    98,417
                                                                                                                 ------------
              Total liabilities ...................................................................                 9,573,458
                                                                                                                 ------------
==============================================================================================================================
Net Assets:   Net assets ..........................................................................              $ 39,334,573
                                                                                                                 ============
==============================================================================================================================
Capital:      Common Stock, $.10 par value, 200,000,000 shares authorized .........................              $    649,414
              Paid-in capital in excess of par ....................................................                90,432,850
              Undistributed investment income--net ................................................                   330,678
              Accumulated realized capital losses on investments--net .............................               (38,923,045)
              Accumulated distributions in excess of realized capital gains on investments--net ...               (12,182,911)
              Unrealized depreciation on investments--net .........................................                  (972,413)
                                                                                                                 ------------
              Total--Equivalent to $6.06 per share based on 6,494,144 shares of capital stock
              issued and outstanding (market price--$5.875) .......................................              $ 39,334,573
                                                                                                                 ============
==============================================================================================================================

              See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                       For the Six Months Ended May 31, 2000
=========================================================================================================================
Investment Income:     Interest and amortization of premium and discount earned .............                 $ 2,499,490
=========================================================================================================================
Expenses:              Interest on reverse repurchase agreements ............................  $ 211,822
                       Investment advisory fees .............................................    142,947
                       Accounting services ..................................................     38,956
                       Professional fees ....................................................     29,186
                       Printing and shareholder reports .....................................     16,255
                       Directors' fees and expenses .........................................     14,503
                       Custodian fees .......................................................      8,568
                       Listing fees .........................................................      8,260
                       Transfer agent fees ..................................................      7,417
                       Pricing services .....................................................      1,409
                       Other ................................................................      2,568
                                                                                               ---------
                       Total expenses .......................................................                     481,891
                                                                                                              -----------
                       Investment income--net ...............................................                   2,017,599
                                                                                                              -----------
=========================================================================================================================
Realized & Unrealized  Realized gain on investments--net ....................................                   1,300,878
Gain (Loss) on         Change in unrealized appreciation/depreciation on investments--net ...                  (2,101,747)
Investments--Net:                                                                                             -----------
                       Net Increase in Net Assets Resulting from Operations .................                 $ 1,216,730
                                                                                                              ===========
=========================================================================================================================

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                       For the Six      For the
                                                                                      Months Ended    Year Ended
                Increase (Decrease) in Net Assets:                                    May 31, 2000   Nov. 30, 1999
==================================================================================================================
Operations:     Investment income--net ...........................................   $  2,017,599    $  3,212,414
                Realized gain (loss) on investments--net .........................      1,300,878     (22,303,554)
                Change in unrealized appreciation/depreciation on investments--net     (2,101,747)     20,989,934
                                                                                     ------------    ------------
                Net increase in net assets resulting from operations .............      1,216,730       1,898,794
                                                                                     ------------    ------------
==================================================================================================================
Dividends to    Dividends to shareholders from investment income--net ............     (1,996,326)     (3,591,105)
Shareholders:                                                                        ------------    ------------
==================================================================================================================
Net Assets:     Total decrease in net assets .....................................       (779,596)     (1,692,311)
                Beginning of period ..............................................     40,114,169      41,806,480
                                                                                     ------------    ------------
                End of period* ...................................................   $ 39,334,573    $ 40,114,169
                                                                                     ============    ============
==================================================================================================================
               *Undistributed investment income--net .............................   $    330,678    $    309,405
                                                                                     ============    ============
==================================================================================================================

                See Notes to Financial Statements.


                                  8 & 9

                                   Worldwide DollarVest Fund, Inc., May 31, 2000

STATEMENT OF CASH FLOWS

                       For the Six Months Ended May 31, 2000
====================================================================================================
Cash Provided by       Net increase in net assets resulting from operations ...........  $ 1,216,730
Operating Activities:  Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                         Decrease in receivables ......................................      260,905
                         Decrease in other liabilities ................................      (48,497)
                         Realized and unrealized loss on investments--net .............      800,869
                         Amortization of premium and discount .........................      297,049
                                                                                         -----------
                       Net cash provided by operating activities ......................    2,527,056
                                                                                         -----------
====================================================================================================
Cash Provided by       Proceeds from sales of long-term investments ...................   22,831,359
Investing Activities:  Purchases of long-term investments .............................  (20,852,874)
                       Purchases of short-term investments ............................  (54,856,548)
                       Proceeds from sales and maturities of short-term investments ...   53,636,000
                                                                                         -----------
                       Net cash provided by investing activities ......................      757,937
                                                                                         -----------
====================================================================================================
Cash Used for          Cash receipts from borrowings ..................................    1,856,578
Financing Activities:  Cash payments on borrowings ....................................   (3,167,966)
                       Dividends paid to shareholders .................................   (2,004,413)
                                                                                         -----------
                       Net cash used for financing activities .........................   (3,315,801)
                                                                                         -----------
====================================================================================================
Cash:                  Net decrease in cash ...........................................      (30,808)
                       Cash at beginning of period ....................................       95,198
                                                                                         -----------
                       Cash at end of period ..........................................  $    64,390
                                                                                         ===========
====================================================================================================
Cash Flow              Cash paid for interest .........................................  $   316,316
Information:                                                                             ===========
====================================================================================================

                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                             For the
                                                                               Six
                  The following per share data and ratios have been derived   Months
                  from information provided in the financial statements.      Ended             For the Year Ended November 30,
                                                                              May 31,     ------------------------------------------
                  Increase (Decrease) in Net Asset Value:                      2000+       1999+      1998+      1997+       1996
====================================================================================================================================
Per Share         Net asset value, beginning of period ..................... $  6.18      $  6.44    $ 15.67    $  18.01   $  12.22
Operating                                                                    -------      -------    -------    --------   --------
Performance:      Investment income--net ...................................     .31          .49       1.20        1.34       1.61
                  Realized and unrealized gain (loss) on investments--net ..    (.12)        (.20)     (6.93)       (.32)      5.65
                                                                             -------      -------    -------    --------   --------
                  Total from investment operations .........................     .19          .29      (5.73)       1.02       7.26
                                                                             -------      -------    -------    --------   --------
                  Less dividends and distributions:
                    Investment income--net .................................    (.31)        (.55)     (1.59)      (1.19)     (1.47)
                    Realized gain on investments--net ......................      --           --         --       (2.17)        --
                    In excess of realized gain on investments--net .........      --           --      (1.91)         --         --
                                                                             -------      -------    -------    --------   --------
                  Total dividends and distributions ........................    (.31)        (.55)     (3.50)      (3.36)     (1.47)
                                                                             -------      -------    -------    --------   --------
                  Net asset value, end of period ........................... $  6.06      $  6.18    $  6.44    $  15.67   $  18.01
                                                                             =======      =======    =======    ========   ========
                  Market price per share, end of period .................... $ 5.875      $ 4.875    $  6.50    $  13.75   $  14.75
                                                                             =======      =======    =======    ========   ========
====================================================================================================================================
Total Investment  Based on market price per share ..........................   27.60%++    (16.75%)   (37.42%)     15.91%     45.94%
Return:**                                                                    =======      =======    =======    ========   ========
                  Based on net asset value per share .......................    3.83%++      6.51%    (45.59%)      8.19%     64.05%
                                                                             =======      =======    =======    ========   ========
====================================================================================================================================
Ratios to         Expenses, excluding interest expense .....................    1.34%*       1.45%      1.15%        .82%       .80%
Average                                                                      =======      =======    =======    ========   ========
Net Assets:       Expenses .................................................    2.39%*       2.00%      2.89%       1.47%      2.10%
                                                                             =======      =======    =======    ========   ========
                  Investment income--net ...................................    9.99%*       8.15%     10.63%       7.39%      8.54%
                                                                             =======      =======    =======    ========   ========
====================================================================================================================================
Supplemental      Net assets, end of period (in thousands) ................. $39,335      $40,114    $41,806    $100,174   $115,133
Data:                                                                        =======      =======    =======    ========   ========
                  Portfolio turnover .......................................   51.75%       92.46%    626.23%     578.05%    342.06%
                                                                             =======      =======    =======    ========   ========
====================================================================================================================================
Leverage:         Amount of borrowings outstanding, end of period
                    (in thousands) ......................................... $ 6,458      $ 7,770    $11,525          --   $ 53,706
                                                                             =======      =======    =======    ========   ========
                  Average amount of borrowings outstanding during
                    the period (in thousands) .............................. $ 6,517      $ 4,026    $20,540    $ 11,427   $ 26,812
                                                                             =======      =======    =======    ========   ========
                  Average amount of borrowings per share during the period . $  1.00      $   .62    $  3.20    $   1.79   $   4.19
                                                                             =======      =======    =======    ========   ========
====================================================================================================================================

+     Based on average shares outstanding.
++    Aggregate total investment return.
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                    10 & 11

                                   Worldwide DollarVest Fund, Inc., May 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Worldwide DollarVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund determines and makes available for publication the net asset value of its common stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol WDV.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distribution of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

(f) Short Sales--When the Fund engages in a short sale, an amount equal to the proceeds received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Fund maintains a segregated account of securities as collateral for the short sales. The Fund is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .60% of the Fund's average weekly net assets, plus the proceeds of any outstanding borrowings used for leverage.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended May 31, 2000 were $23,806,615 and $25,937,981, respectively.

Net realized gains for the six months ended May 31, 2000 and net unrealized losses as of May 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                   Realized        Unrealized
                                                     Gains           Losses
--------------------------------------------------------------------------------
Long-term investments ..................          $1,300,878       $(972,413)
                                                  ----------       ---------
Total ..................................          $1,300,878       $(972,413)
                                                  ==========       =========
--------------------------------------------------------------------------------

As of May 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $972,413, of which $1,502,868 related to appreciated securities and $2,475,281


                                    12 & 13

                                   Worldwide DollarVest Fund, Inc., May 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

related to depreciated securities. At May 31, 2000, the aggregate cost of investments for Federal income tax purposes was $45,597,221.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share. Shares issued and outstanding during the six months ended May 31, 2000 and the year ended November 30, 1999 remained constant.

5. Reverse Repurchase Agreements:

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. For the six months ended May 31, 2000, the average amount outstanding was approximately $6,517,000 and the daily weighted average interest rate was 6.55%.

6. Capital Loss Carryforward:

At November 30, 1999, the Fund had a net capital loss carryforward of approximately $52,140,000, of which $25,858,000 expires in 2006 and $26,282,000 expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Reorganization Plan:

On April 26, 2000, the Fund's Board of Directors approved a plan of reorganization, whereby Merrill Lynch Americas Income Fund, Inc. would acquire substantially all the assets and liabilities of the Fund in exchange for newly issued shares of Merrill Lynch Americas Income Fund, Inc. Merrill Lynch Americas Income Fund, Inc. is a registered, diversified, open-end management investment company, and is managed by Merrill Lynch Asset Management, L.P. (MLAM). The reorganization of the Fund and Merrill Lynch Americas Income Fund, Inc. is contingent upon the approval of a proposal to change the investment objective and investment policies of Merrill Lynch Americas Income Fund, Inc. Worldwide DollarVest Fund, Inc. is a non-diversified, closed-end management investment company, and is managed by Fund Asset Management, L.P., which is an affiliate of MLAM.

8. Subsequent Event:

On June 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.051604 per share, payable on June 30, 2000 to shareholders of record as of June 19, 2000.

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Charles C. Reilly, Director
Roscoe Sudarth, Director
Richard R. West, Director
Arthur Zeikel, Director
Edward D. Zinbarg, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Ira P. Shapiro, Secretary

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent

The Bank of New York
101 Barclay Street
New York, NY 10286

NYSE Symbol

WDV


                                    14 & 15

Worldwide DollarVest Fund, Inc. seeks to provide shareholders with high current income by investing at least 65% of its total assets in debt securities or obligations of government and government-related issuers located in foreign countries and high yield, high risk corporate debt securities of non-US issuers.

The Fund is leveraged to provide shareholders with a potentially higher rate of return. However, leveraging may exaggerate changes in the net asset value of the Fund's shares and in the yield on the Fund's portfolio.

Investing in emerging market securities involves a number of risk factors and special considerations, including restrictions on foreign investments and on repatriation of capital invested in emerging markets, currency fluctuations, and potential price volatility and less liquidity of securities traded in emerging markets. In addition, there may be less publicly available information about the issuers of securities, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which US companies are subject. Therefore, the Fund is designed as a long-term investment for investors capable of assuming the risks of investing in emerging markets. The Fund should be considered as a vehicle for diversification and not as a complete investment program. Please refer to the prospectus for details.

This report, including the financial information herein, is transmitted to the shareholders of Worldwide DollarVest Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

Worldwide DollarVest
Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16971--5/00

[RECYCLE LOGO] Printed on post-consumer recycled paper